As filed with the Securities and Exchange Commission on July 25, 2005

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2005


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                       1-5706                   58-0971455
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(State or other jurisdiction        (Commission File            (IRS Employer
      of incorporation)                  Number)             Identification No.)

   8000 Tower Point Drive, Charlotte, NC                            28227
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 (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (704) 321-7380
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          (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

Second Supplemental Indenture
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     Effective July 15, 2005, Metromedia International Group, Inc. (the
"Company") entered into the Second Supplemental Indenture (the "Supplemental Indenture") with U.S. Bank National Association (f/k/a U.S. Bank Trust National Association), a national banking association, as trustee (the "Trustee"), which amended and supplemented the Indenture, dated as of September 30, 1999 (as amended by the First Supplemental Indenture, dated as of June 14, 2005), between the Company and the Trustee, governing the Company's 10 1/2% Senior Notes Due 2007 (the "Senior Notes"). The net effect of the Supplemental Indenture is as follows:

o The Company has until August 15, 2005, subject to a Company option to extend the waiver through September 15, 2005, to file with the United States Securities and Exchange Commission ("SEC") and to furnish the indenture trustee and the holders of the Senior Notes with, its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 ("Current Annual Report"), and deliver to the indenture trustee an officers' certificate and written statement of the Company's independent public accountants required to accompany the Current Annual Report (the "CPA Statement"). In the event the Company exercises its option to extend the waiver until September 15, 2005, the Company is required to pay to the holders of record of the Senior Notes, as of July 15, 2005, an aggregate amount equal to $380,063.42, to be allocated in an amount equal to $2.50 per $1,000 aggregate principal amount of the Senior Notes at stated maturity held by such holder.

o In partial consideration of the foregoing, the Company has committed to exercise its option to redeem all of the outstanding Senior Notes utilizing a portion of the proceeds from the pending sale of its interest in Peterstar ZAO. In the event the Company fails to consummate the sale of its interest in PeterStar ZAO, deliver to the Trustee an amount sufficient for the Company to redeem all of the Senior Notes and deliver a notice of redemption for all of the outstanding Senior Notes, in each case no later than August 15, 2005, then the Company is required to pay to the holders of record of the Senior Notes, as of July 15, 2005, an aggregate amount equal to $380,063.42, to be allocated in an amount equal to $2.50 per $1,000 aggregate principal amount of the Senior Notes at stated maturity held by such holder.

     As previously announced by the Company, the Company was not able to file the Current Annual Report with the SEC, deliver the Current Annual Report to the Trustee and the holders of the Senior Notes and deliver an officers' certificate and the CPA Statement to the Trustee by July 15, 2005 in order to avoid an event of default on the Senior Notes. As a result of the execution of the Supplemental Indenture there no longer exists any event of default on the Senior Notes in respect of the Company's failure to take the actions described in the preceding sentence. The Company's failure to comply with the terms of the Supplemental Indenture and file the Current Annual Report with the SEC, deliver the Current Annual Report to the Trustee and the holders of the Senior Notes and deliver an officers' certificate and the CPA Statement to the Trustee by August 15, 2005 (or September 15, 2005 if the Company exercises its option to extend the date of the waiver) will result in the occurrence of the event of default described in the first sentence of this paragraph. If such an event of default were to occur, the trustee or holders of at least 25% of the aggregate principal amount of the Senior Notes outstanding can declare all Senior Notes to be due and payable immediately. If this were to happen, the Company would not have sufficient corporate cash available to meet this obligation.

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     The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.


This Current Report on Form 8-K contains certain forward-looking statements that involve risks and uncertainties, including in particular those regarding the timing of completing the annual audited financial statements for fiscal year 2004, the timing of filing the Current Annual Report with the SEC, delivering the Current Annual Report to the indenture trustee and the holders of the Senior Notes and delivering an officers' certificate and the CPA Statement to the indenture trustee by August 15, 2005 and the likelihood of completing the sale of PeterStar on or prior to August 15, 2005. Various other factors beyond the Company's control could cause or contribute to such risks and uncertainties. This also includes such factors as are described from time to time in the SEC reports filed by the Company, including the Current Annual Report on Form 10-K for the year ended December 31, 2003, the Company's Form 10-Q for the fiscal quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 and its most recently filed Form 8-K reports (dated October 19, 2004, November 4, 2004, November 16, 2004, November 22, 2004 and December 9, 2004, January 6, 2005, February 9, 2005, February 17, 2005, March 9, 2005, March 23, 2005, April 19,
2005, April 20, 2005, June 7, 2005, June 17, 2005, July 12, 2005 and July 18,
2005). The Company is not under, and expressly disclaims any, obligation to update the information in this Current Report on Form 8-K for any future events.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

     4.1 Second Supplemental Indenture, dated as of July 15, 2005, between Metromedia International Group, Inc. and U.S. Bank National Association (f/k/a U.S. Bank Trust National Association), a national banking association, as trustee.

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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            METROMEDIA INTERNATIONAL GROUP, INC.


                                            By: /S/ HAROLD F. PYLE, III
                                                --------------------------------
                                                Name:  Harold F. Pyle, III
                                                Title: Executive Vice President
                                                       Finance, Chief Financial
                                                       Officer and Treasurer

Date: July 25, 2005
Charlotte, NC